SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 1997



                      DIVERSIFIED CORPORATE RESOURCES, INC.

             (Exact name of registrant as specified in its charter)


            Texas                       0-13984                 75-1565578
------------------------------- -------------------------- ---------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

12801 N. Central Expressway, Suite 350
Dallas, Texas                                               75243
----------------------------------------       ---------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (972) 458-8500.

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Item 4.  Changes in Registrant's Certifying Accountant.

         (a)      Previous Independent Accountants

                    (i) On April 18, 1997, Diversified Corporate Resources, Inc. (the "Company") notified Weaver and Tidwell L.L.P. ("Weaver") of its intention to replace Weaver as its principal accountants, effective immediately. The action was approved by the Company's Board of Directors.

                    (ii) Weaver's reports on the Company's financial  statements for the 1995 and 1996 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                    (iii)During  the  1995  and  1996   fiscal   years  and  the
                         subsequent interim period from January 1, 1997 to April 18, 1997, (A) there were no disagreements with Weaver on any matter of accounting principles to auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver, would have caused Weaver to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years, and (B) there were no reportable events as described in Item 304 of Regulation S-K.

                    (iv) The Company  provided Weaver with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that Weaver furnish it with the letter described in
                         Item 304(a)(3) of Regulation S-K. A copy of the letter from Weaver to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16.1 hereto.

         (b)      New Independent Accountants

                    (i) The Company has engaged Coopers & Lybrand L.L.P. ("Coopers") as of April 22, 1997 as the Company's principal accountants to audit the Company's financial statements for the 1996 and 1997 fiscal years. The action was approved by the Company's Board of Directors and will be submitted to the Company's shareholders for ratification at the Company's 1997 Annual Meeting of Shareholders. Neither the Company nor anyone on its behalf has consulted with Coopers regarding (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (B) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S- K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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                    (ii) Pursuant to Item  304(a)(2)(D)  of Regulation  S-K, the
                         Company has requested Coopers to review this disclosure before it is filed and has provided Coopers with the opportunity to furnish the Company with a letter
                         addressed  to  the   Commission   containing   any  new
                         information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in this disclosure. Coopers has advised the Company that it does not have any new information or clarification of the Company's expression of its views and that it agrees with the statements made by the Company in this disclosure.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements and Exhibits.

                  Not Applicable.

         (b)      Exhibits.

                  The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 25, 1997



                                      DIVERSIFIED CORPORATE RESOURCES, INC.


                                   By: /s/ M. Ted Dillard
                                      --------------------------
                                 Name: M. Ted Dillard
                                Title: President and Principal Financial Officer


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                      DIVERSIFIED CORPORATE RESOURCES, INC.

                        EXHIBIT INDEX TO FORM 8-K REPORT


Exhibit                   Description
-------                   -----------
16.1                      Letter from Weaver and Tidwell L.L.P.
                           dated April 25, 1997


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